UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2015

Dice Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33584	20-3179218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1040 Avenue of the Americas, 8th Floor
New York, NY 10018
(Address of principal executive offices, including zip code)

(212) 725-6550
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d)           Appointment of Director.

On January 15, 2015, Dice Holdings, Inc. (“the Company”) appointed Jim Friedlich to its board of directors.

Mr. Friedlich is the Chief Executive Officer of Empirical Media Advisors, where he advises large media clients, focusing on revenue growth, change management and digital media transformation. He is the co-founder of ZelnickMedia and was previously a general partner there until 2011, specializing in equity-backed turnarounds and restructuring media companies. Earlier in his career, Mr. Friedlich served as VP of Business Development – Digital Publishing at Dow Jones & Company/The Wall Street Journal. Mr. Friedlich attended Dartmouth College, earned an MBA from the Stanford University School of Business and a B.A. from Wesleyan University.

Mr. Friedlich was designated as a nominee to the board of directors by certain stockholders affiliated with Quadrangle Group LLC (the “Quadrangle Stockholders”) pursuant to the Institutional and Management Shareholders Agreement, dated July 23, 2007, among the Company, certain affiliates of General Atlantic LLC, the Quadrangle Stockholders and certain management stockholders. Mr. Friedlich will serve as a Class II director (with a term expiring at the Company’s 2015 annual meeting of stockholders).

The Company will pay Mr. Friedlich the annual board fee of $30,000.  This and the other components of the Company’s non-employee director compensation were disclosed in the Company’s proxy statement dated as of April 24, 2014 in connection with its 2014 annual meeting of stockholders.

In connection with his appointment and pursuant to the Company’s 2012 Omnibus Equity Award Plan, it is anticipated that Mr. Friedlich will be granted 3,500 restricted shares of common stock (the “Restricted Shares”) of the Company. The Restricted Shares will vest in June 2015, provided that Mr. Friedlich continues to serve on the board of directors.

A press release regarding the appointment of Mr. Friedlich to the Company’s board of directors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)                             Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DICE HOLDINGS, INC.

By:	/s/ Brian Campbell
Brian Campbell
Vice President, Business and Legal Affairs and General Counsel

Date: January 15, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 15, 2015